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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                       Amendment No. 1 to Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 31, 1999
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                         Commission File No. 0-17746
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                  SAFE TECHNOLOGIES INTERNATIONAL INCORPORATED
                   (Formerly Safe Aid Products Incorporated)
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             (Exact name of Registrant as specified in its Charter)


          Delaware                                          22-2824492
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   (State or other jurisdiction of                     (IRS Employer ID No.)
    incorporation or organization)


       249 Peruvian Avenue
       Suite F2
       Palm Beach, Florida                                   33480
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   (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number,
   including area code:                                   (561) 832-2700
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* On February 9, 1998, Safe Aid Products Incorporated merged with and into Intelligence Network International and was renamed Safe Technologies International Incorporated.

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                           AMENDMENT NO. 1

    The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on March 31, 1999, as set forth in the pages attached hereto:

Item 5.  Other Events

     The Company issued a press release today confirms float is approximately 100,000,000 shares. The information contained in the press release, a copy of which is attached hereto as Exhibit 99.1 is incorporated herein by reference.

                                   Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SAFE TECHNOLOGIES INTERNATIONAL INCORPORATED


                                            By: /s/ Barbara Tolley
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                                               Barbara Tolley, CEO & Chairman


Dated: March 31, 1999